Exhibit 99.1

Eaton Corporation Corporate Communications Eaton Center Cleveland, OH 44114 tel: (216) 523-5352

Date	June 22, 2012
For Release	Immediately
Contact	Hilary Spittle, media relations (216) 523-5352 Don Bullock, investor relations (216) 523-5127

Eaton Corporation Announcement under the Irish Takeover Rules – Rule 19.3

CLEVELAND ... This announcement is being made by Eaton Corporation (NYSE: ETN) (“Eaton”) pursuant to Rule 19.3 of the Irish Takeover Panel Act, 1997, Takeover Rules, 2007 (as amended) (the “Irish Takeover Rules”).

On May 21, 2012, Eaton and Cooper Industries plc (NYSE: CBE) (“Cooper”) announced, pursuant to Rule 2.5 of the Irish Takeover Rules (the “Announcement”), that they had entered into a definitive agreement pursuant to which Eaton will acquire Cooper (the “Acquisition”).

On June 22, 2012, Eaton Corporation Limited (“New Eaton”) filed with the SEC a registration statement on Form S-4 in connection with the Acquisition, which included a joint proxy statement of Eaton and Cooper (the “Form S-4”).

The Announcement and the Form S-4 each contain certain statements regarding the synergies that may result from the Acquisition; in section 7 of the Announcement (“Synergies”) and in the “Recommendation of the Eaton Board of Directors and Eaton’s Reasons for the Transaction” and the “Recommendation of the Cooper Board of Directors and Cooper’s Reasons for the Transaction” sections of the Form S-4 (the “Synergy Statements”).

Solely for the purposes of complying with Rule 19.3(b)(ii) of the Irish Takeover Rules, New Eaton’s reporting accountants, Ernst & Young LLP, and financial advisors, Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, have delivered reports confirming that the Synergy Statements have been made with due care and consideration (the “Reports”).

These Reports are available at http://www.businesswire.com/cgi-bin/mmg.cgi?eid=50320879&lang=en, and copies of the Reports will be mailed to Cooper shareholders at the same time as the Form S-4 is mailed to them.

No Offer or Solicitation

This announcement is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information Has Been and Will Be Filed With the SEC

New Eaton has filed with the SEC a registration statement on Form S-4 that includes the preliminary Joint Proxy Statement of Eaton and Cooper that also constitutes a Prospectus of New Eaton. Eaton and Cooper plan to mail to their respective shareholders (and to Cooper Equity Award Holders for information only) the definitive Joint Proxy Statement/Prospectus (including the Scheme) in connection with the transactions. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING THE SCHEME) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT EATON, COOPER, NEW EATON, THE TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the preliminary Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed with the SEC by New Eaton, Eaton and Cooper through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders may obtain free copies of the Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed by Eaton and New Eaton with the SEC by contacting Investor Relations at Eaton at Eaton Corporation, 1111 Superior Avenue, Cleveland, OH 44114 or by calling +1 (888) 328-6647, and may obtain free copies of the Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed by Cooper by contacting Cooper Investor Relations at c/o Cooper US, Inc., P.O. Box 4466, Houston, Texas 77210 or by calling (713) 209-8400.

Participants In The Solicitation

Cooper, Eaton and New Eaton and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective shareholders of Cooper and Eaton in respect of the transactions contemplated by the Joint Proxy Statement/Prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective shareholders of Cooper and Eaton in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Joint Proxy Statement/Prospectus. Information regarding Cooper’s directors and executive officers is contained in Cooper’s Annual Report on Form 10-K for the year ended December 31, 2011 and its Proxy Statement on Schedule 14A, dated March 13, 2012, which are filed with the SEC. Information regarding Eaton’s directors and executive officers is contained in Eaton’s Annual Report on Form 10-K for the year ended December 31, 2011 and its Proxy Statement on Schedule 14A, dated March 16, 2012, which are filed with the SEC.

Eaton Safe Harbor Statement

This announcement may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning Eaton, New Eaton, the Acquisition and other transactions contemplated by the Transaction Agreement, our acquisition financing, our long-term credit rating and our revenues and operating earnings. These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to Eaton or New Eaton, based on current beliefs of management as well as assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside of our control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include adverse regulatory decisions; failure to satisfy other closing conditions with respect to the Acquisition; the risks that the new businesses will not be integrated successfully or that we will not realize estimated cost savings and synergies; our ability to refinance the bridge loan on favorable terms and maintain our current long-term credit rating; unanticipated changes in the markets for our business segments; unanticipated downturns in business relationships with customers or their purchases from Eaton; competitive pressures on our sales and pricing; increases in the cost of material, energy and other production costs, or unexpected costs that cannot be recouped in product pricing; the introduction of competing technologies; unexpected technical or marketing difficulties; unexpected claims, charges, litigation or dispute resolutions; new laws and governmental regulations. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect our business described in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the SEC. We do not assume any obligation to update these forward-looking statements.

No statement in this announcement is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for Eaton.

Statements Required by the Takeover Rules

The directors of Eaton accept responsibility for the information contained in this announcement. To the best of the knowledge and belief of the directors of Eaton (who have taken all reasonable care to ensure such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Under the provisions of Rule 8.3 Irish Takeover Rules, if any person is, or becomes, ‘interested’ (directly or indirectly) in 1% or more of any class of ‘relevant securities’ of Cooper or Eaton, all ‘dealings’ in any ‘relevant securities’ of Cooper or Eaton (including by means of an option in respect of, or a derivative referenced to, any such ‘relevant securities’) must be publicly disclosed by not later than 3:30 pm (Dublin time) on the business day following the date of the relevant transaction. This requirement will continue until the date on which the Scheme becomes effective or on which the ‘offer period’ otherwise ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of Cooper or Eaton, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

Morgan Stanley and Citi are acting for Eaton and no one else in connection with the Acquisition and will not be responsible to anyone other than Eaton for providing the protections afforded to clients of Eaton or for providing advice in relation to the Acquisition, the contents of this announcement or any transaction or arrangement referred to herein.

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION (DIRECTLY OR INDIRECTLY) IN WHOLE OR IN PART, IN OR INTO ANY JURISDICTION WHERE THIS WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OF SUCH JURISDICTION.

Unless otherwise defined in this announcement, capitalized terms shall have the meaning given to them in the Announcement.

Eaton Corporation is a diversified power management company with more than 100 years of experience providing energy-efficient solutions that help our customers effectively manage electrical, hydraulic and mechanical power. With 2011 sales of $16.0 billion, Eaton is a global technology leader in electrical components, systems and services for power quality, distribution and control; hydraulics components, systems and services for industrial and mobile equipment; aerospace fuel, hydraulics and pneumatic systems for commercial and military use; and truck and automotive drivetrain and powertrain systems for performance, fuel economy and safety. Eaton has approximately 72,000 employees and sells products to customers in more than 150 countries.

Hilary Spittle, media relations (216) 523-5352

Don Bullock, investor relations (216) 523-5127